UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011

CORPORATE RESOURCE SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway, 11th Floor, New York, NY 10038
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646)-443-2380

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 29, 2011, Corporate Resource Services, Inc. (the “Company”) amended and restated its Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”) pursuant to the written consent of the shareholders owning a majority of the Company’s shares of common stock.  The Second Amended and Restated Certificate of Incorporation increases the Company’s authorized shares of common stock, par value $0.0001 per share, from 95,000,000 shares to 145,000,000 shares.

The foregoing summary of the Second Amended and Restated Certificate of Incorporation is subject to, and qualified in its entirety by, the Second  Amended and Restated Certificate of Incorporation, a copy of which is attached as an exhibit to this report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Second Amended and Restated Certificate of Incorporation of Corporate Resource Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

	By:	/s/ Jay H. Schecter
	Name:	Jay H. Schecter
	Title:	Chief Executive Officer
Date: January 3, 2012

EXHIBIT INDEX
Exhibit Number	Description of Exhibit

3.1	Second Amended and Restated Certificate of Incorporation of Corporate Resource Services, Inc.